UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21258

                     MERCANTILE LONG-SHORT MANAGER FUND LLC
               (Exact name of registrant as specified in charter)

                                    --------


                                Two Hopkins Plaza
                               Baltimore, MD 21201
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                                 Oaks, PA 18074
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-410-237-5223

                     DATE OF FISCAL YEAR END: MARCH 31, 2006

                    DATE OF REPORTING PERIOD: MARCH 31, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.

          MERCANTILE LONG-SHORT
          MANAGER FUND LLC
          ANNUAL REPORT
          MARCH 31, 2006

MERCANTILE LONG-SHORT MANAGER FUND LLC
CONTENTS
MARCH 31, 2006
--------------------------------------------------------------------------------


                                                                         PAGE(S)


Fund Commentary (unaudited)....................................................3

Report of Independent Registered Public Accounting Firm........................7

FINANCIAL STATEMENTS

Schedule of Investments........................................................8

Statement of Assets and Liabilities...........................................10

Statement of Operations.......................................................11

Statements of Changes in Members' Capital.....................................12

Statement of Cash Flows.......................................................13

Financial Highlights..........................................................14

Notes to Financial Statements.................................................15

Liquidity of Investment Funds (unaudited).....................................21

Directors and Officers of the Fund (unaudited)................................22

Report of Special Meeting of Members (unaudited)..............................25

Board Approval of Investment Management Agreements (unaudited)................26

Other Information (unaudited).................................................29

MERCANTILE LONG-SHORT MANAGER FUND LLC
FUND COMMENTARY (UNAUDITED)
March 31, 2006
--------------------------------------------------------------------------------

Dear Members:

Mercantile Long-Short Manager Fund (the "Fund") gained 17.24%, net of all fees, expenses and incentive allocations, for the 12 months ended March 31, 2006 (the "Reporting Period").

The Fund produced positive returns in ten of the 12 months ended March 31, 2006, continuing to meet its objectives and provide investors with global equity exposure with less risk than a traditional "long-only" global equity strategy.

In general, economic and market conditions served as a supportive backdrop to the Fund's managers' efforts. Some of our managers were able to take advantage of higher energy prices; some were able to ride the current wave of mergers & acquisitions; others relied on specific stock picking to generate profits. With the globalization of the world markets, many managers increased their non-U.S. exposure, and several were able to capitalize on opportunities both here in the U.S. and abroad. In particular, the global managers benefited from strong equity performance in Asia and other emerging markets. They were also able to take advantage of what some considered to be frantic merger & acquisition activity in Europe. International equity markets overall outperformed the broad U.S. equity market for the Reporting Period.

MARKET AND ECONOMIC REVIEW

Ongoing geopolitical conflict in Iraq, climbing oil prices that raised the prospects of inflation, and continued interest rate hikes by the Federal Reserve Board were the most significant among the many economic and market factors and risks over the annual period that caused the equity markets to bend but not break. Other factors included Hurricanes Katrina and Rita, which wreaked havoc along the Gulf Coast, but in the end, the markets shrugged. Hybrid mortgage loans, which came under scrutiny by the regulators, helped to prop up the housing market. Job growth resulted in ongoing consumer spending by resilient Americans, which in turn benefited the U.S. economy. Merger & acquisition activity in the U.S. returned with a vengeance. Leveraged buyout firms deployed their significant war chests to take control of companies and restructure corporate balance sheets. Activist investors demanded that their companies maximize shareholder value. The U.S. fixed income yield curve flattened. Refco Inc., once the U.S.' largest independent commodities trader, encountered corporate governance issues and then declared bankruptcy in mid-October 2005. General Motors and Ford, two of the corporate sector's largest bond issuers, were downgraded into the world of junk bonds. Gold charged ahead to reach new 25-year highs, with the spot gold price breaking the $500 per ounce barrier in 2005 and finishing the fiscal year at the end of March 2006 at $583.65 per ounce. All told, the broad U.S. equity market produced solid double-digit gains for the Reporting Period, with small-cap and mid-cap stocks outperforming large-cap stocks.

Generally outperforming the U.S. equity market, international equity markets rallied. Latin American markets performed particularly well, as high commodity prices and a robust balance of payments held up the economies of several countries in the region. Asian markets, including Japan, also performed quite well. European equity markets lagged, but still outperformed the broad U.S. equity market, as many European sectors benefited from corporate cost-cutting and consolidation.

FUND REVIEW

As of March 31, 2006, there were 14 managers in the Fund, as we redeemed two managers and added one over the Reporting Period. As Investment Advisor, we also carefully evaluated the Fund's strategies and

MERCANTILE LONG-SHORT MANAGER FUND LLC
FUND COMMENTARY (UNAUDITED)
March 31, 2006
--------------------------------------------------------------------------------

strategy allocation and made changes in an effort to further diversify the portfolio for enhanced risk management and increased potential returns.

In all, the managers in the Fund employed five strategies over the course of the Reporting Period. Of the five strategies in use, all five generated positive returns during the Reporting Period.

o SPECIALTY / MACRO STRATEGIES - With two managers in this area, the macro strategies were the best performing component of the Fund for the annual period. Commodity trading manager Cipher Composite Fund L.P. produced the strongest returns for the Reporting Period. Cipher Composite uses a systematic approach in an effort to profit from market price trends. Cipher Composite particularly benefited during this period from trends in the stock index, interest rate and soft commodities markets, especially sugar and rubber. Peak Select Partners L.P., the Fund's global macro manager, also performed exceptionally well over the Reporting Period. Peak Select, which employs a mainly fundamental, top-down approach to trading in the commodity, fixed income, currency and stock index markets, generated the majority of its profits during the Reporting Period from the equities portion of its portfolio, with some smaller profits from commodities as well. As previously reported, we had initiated Fund exposure to the macro strategy during the fourth quarter of 2004 to diversify the portfolio and to enhance both risk management and potential returns. Certainly, both Cipher Composite and Peak Select offered superior, uncorrelated returns to the Fund overall during the Reporting Period. Macro strategies generally employ investments in equity, debt, currencies and commodities across multiple sectors, economies, market capitalizations and more based on macroeconomic modeling. During the Reporting Period, the specialty / macro strategies component of the Fund appreciated from an allocation of approximately 6% of assets at the end of March 2005 to 8.3% at the close of March 2006.

o INTERNATIONAL HEDGED EQUITY STRATEGIES - With three managers in this area, the international hedged equity strategies were another primary driver of Fund performance during the Reporting Period. In particular, one of the Fund's global long/short managers, Horseman Global Fund, L.P., was able to take advantage of long exposure to oil and gas companies and shipping companies as well as exposure to Asia and Japan. Horseman takes a top-down, industry-driven approach. The Fund's other global long/short manager, Kingdon Associates, made significant profits across virtually all of the industries in which it invested in Japan, Europe, Asia ex-Japan and the emerging markets. Kingdon's strategy was to retain exposure to faster growing, cheaper markets outside the U.S. and to reduce its positions in U.S. consumer-related issues. Greylock Global Opportunity Fund, L.P., the Fund's emerging markets debt manager, produced modestly positive returns over the Reporting Period, but did not perform up to our expectations. Greylock has been positioned quite defensively with a high level of short positions and a high cash position, concerned about emerging market debt and spread products. We redeemed Greylock effective March 31, 2006. The Fund's allocation to international hedged equity strategies went from 23.1% of assets at the start of the Reporting Period to 19.7% at the end of March 2006.

o SECTOR HEDGED EQUITY STRATEGIES - With four managers in this component, the sector hedged equity strategies as a group, like the international hedged equity strategies, were strong producers of positive returns during the Reporting Period. Artis Technology, the Fund's technology manager, led the sector managers, benefiting especially from gains in the Internet and semiconductor sub-sectors. Positions in Google, Broadcom and Qualcomm generated particularly significant returns. During the Reporting Period, we prudently moved assets from Artis Technology Qualified Partners, L.P. to Artis Technology Qualified 2X, L.P., a leveraged product, in an effort to increase the return profile of the Fund. Artis Technology's 2X product has to date been operating with leverage exposure not much higher than those of a typical long/short technology hedge fund, but does have the flexibility to increase its leverage should market conditions warrant. The Fund's biotechnology manager, D3, also generated strong results during the Reporting Period. D3 benefited from several company-specific positive events as well as from strong earnings, solid product pipelines and ongoing

MERCANTILE LONG-SHORT MANAGER FUND LLC
FUND COMMENTARY (UNAUDITED)
March 31, 2006
--------------------------------------------------------------------------------
     merger & acquisition activity within the biotechnology sector overall. Basswood Financial Partners, L.P., the Fund's financial services manager, has disappointed recently, but the manager has a strong, proven track record that dates back to 1994. Based on our communications with Basswood, we believe the manager has just been a bit early into some of its investing themes, and thus we remain confident in its performance potential going forward. Sector hedged equity strategies are strategies that focus on specific sectors of the market, such as telecommunications, healthcare, real estate, energy or technology. Typically both long and short strategies will be used to target positive returns. Due to equity appreciation, the Fund's allocation to this component shifted from nearly 26.6% of assets at the end of March 2005 to 34.6% at March 31, 2006.

o GENERAL HEDGED EQUITY STRATEGIES - With four managers in this area, the general hedged equity strategies as a group performed well during the Reporting Period. General hedged equity strategies generally mean taking a secondary position with the expressed purpose of counterbalancing a known risk involved with a primary position. This can be accomplished by taking positions in specifically related securities for specific risks or by purchasing index options for market risks. A manager within the general hedged equity strategy that did not perform up to our expectations is Newcastle Partners LP. In particular, this fund was hurt badly in March 2006 when a couple of larger positions in the portfolio worked against them. In conversations with the manager, we remain confident in their ability to generate returns going forward. By virtue of equity appreciation, the Fund's allocation to this component increased from approximately 28.9% at the end of March 2005 to 30.7% at the close of March 2006.

o EVENT DRIVEN STRATEGIES - We redeemed the Fund's single event driven manager, Bedford Falls Investors, L.P., at year-end 2005. Bedford Falls focused on event-driven opportunities in the U.S., an area that had become very crowded of late, thus reducing the opportunity to generate significant profits. We replaced Bedford Falls with another event-driven manager, Centaurus Alpha, on February 1, 2006. With merger & acquisition activity exploding in Europe and fewer hedge funds operating there compared to in the U.S., we believed it would be beneficial to bring a European-focused event driven manager to the Fund. Centaurus Alpha invests in distressed, capital structure arbitrage, restructuring, holding companies, tactical and merger arbitrage situations across Europe. With these manager redemptions and additions, the Fund's allocation to event driven strategies declined from 15.4% of assets at the end of March 2005 to 6.7% at the end of March 2006. Event driven strategies are, in general, approaches that seek to anticipate certain events, such as mergers or corporate restructurings. Such funds typically employ medium-term holding periods.

STRATEGY AHEAD

Within the international hedged equity strategy component of the Fund, we intend to replace Greylock, redeemed at the end of the fiscal year, with a more opportunistic fixed income manager that analyzes credit from an equity point of view. That is, the manager evaluates the equity information embedded within the fixed income position. We believe that an opportunistic fixed income manager that has a mandate flexible enough to adjust capital allocations to areas of opportunity should be beneficial to the Fund over the long term. Other than adding this manager, we do not intend to pursue any new strategies over the coming months.

MERCANTILE LONG-SHORT MANAGER FUND LLC
FUND COMMENTARY (UNAUDITED)
March 31, 2006
--------------------------------------------------------------------------------


Whatever direction economic indicators may take, we are comfortable with the Fund's current exposure and the flexibility the Fund has based on the multi-strategy styles of managers. Indeed, we believe the Fund is prudently diversified by strategy, geography, sector and market capitalization to take advantage of whatever conditions the markets may bring as we continue to seek capital appreciation while limiting risk. Most of the managers in the Fund seek to generate positive risk-adjusted returns by concentrating on individual stock picking rather than on the direction of the market. Of course, the Fund is likely to perform best during strong equity markets due to its hedged equity focus.

We appreciate your continued investment in Mercantile Long-Short Manager Fund, and we look forward to helping you meet your investment goals in the future.

Sincerely,

ADVANTAGE ADVISERS MANAGEMENT, LLC

April 2006

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Members and Board of Directors of Mercantile Long-Short Manager Fund LLC:

We have audited the accompanying statement of assets and liabilities of Mercantile Long-Short Manager Fund LLC (the "Fund"), including the schedule of investments, as of March 31, 2006, and the related statements of operations, changes in members' capital, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in members' capital for the year ended March 31, 2005 and the financial highlights of the Fund for each of the three periods ended March 31, 2005, were audited by other auditors whose report, dated May 27, 2005, expressed an unqualified opinion on that financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investment funds owned as of March 31, 2006 by correspondence with management of the underlying investment funds. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mercantile Long-Short Manager Fund LLC as of March 31, 2006, the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
May 25, 2006

MERCANTILE LONG-SHORT MANAGER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------

            INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMENTS

[Graphic Omitted] Plot points are as follows:

--------------------------------
Sector Hedged Equity         34%
General Hedged Equity        31%
International Hedged Equity  20%
Event Driven                  7%
Specialty-Macro               8%
--------------------------------

INVESTMENT FUNDS                                               COST                VALUE            % OF NET ASSETS
GENERAL HEDGED EQUITY
    Eden Capital Partners                                 $    2,000,000      $    2,450,365                  5.00%
    Newcastle Partners, L.P.                                   3,000,000           3,026,924                  6.17
    North Sound Legacy Institutional Fund, L.L.C.              2,509,024           3,541,843                  7.22
    Wynnefield Partners Small Cap Value, L.P.                  2,750,000           5,150,517                 10.51
                                                         ------------------  ------------------  ------------------
    Total General Hedged Equity                               10,259,024          14,169,649                 28.90
SECTOR HEDGED EQUITY
    Artis Technology Qualified 2X, L.P.                        3,366,811           4,731,528                  9.65
    Basswood Financial Partners, L.P.                          2,250,000           2,980,719                  6.08
    D(3) Fund, L.L.C., Series A                                2,800,000           3,934,666                  8.03
    TCS Capital II, L.P.                                       2,200,000           4,328,415                  8.83
                                                         ------------------  ------------------  ------------------
    Total Sector Hedged Equity                                10,616,811          15,975,328                 32.59
INTERNATIONAL HEDGED EQUITY
    Horseman Global Fund, L.P.                                 2,161,193           3,898,084                  7.95
    Kingdon Associates, L.P.                                   3,500,000           5,208,996                 10.63
                                                         ------------------  ------------------  ------------------
    Total International Hedged Equity                          5,661,193           9,107,080                 18.58
EVENT DRIVEN
    Centaurus Alpha Fund, L.P.                                 3,000,000           3,099,881                  6.32
                                                         ------------------  ------------------  ------------------
    Total Event Driven                                         3,000,000           3,099,881                  6.32
SPECIALTY - MACRO
    Cipher Composite Fund L.P.                                 1,500,000           1,988,551                  4.06
    Peak Select Partners L.P.                                  1,500,000           1,822,534                  3.72
                                                         ------------------  ------------------  ------------------
    Total Specialty - Macro                                    3,000,000           3,811,085                  7.78
                                                         ------------------  ------------------  ------------------
Total Investment Funds                                    $   32,537,028      $   46,163,023                 94.17%
                                                         ------------------  ------------------  ------------------

    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------


       As of March 31, 2006, the value of the Fund's investments by country as a percentage of members' capital is as follows:

               COUNTRY                        COST                 VALUE
           Great Britain - 14.27%        $   5,161,193       $     6,997,965
           United States - 79.90%           27,375,835            39,165,058
                                       -------------------  --------------------
                                        $   32,537,028       $     46,163,023
                                       -------------------  --------------------

The aggregate cost of investments for tax purposes was $32,537,028. Net unrealized appreciation on investments for tax purposes was $13,625,995 consisting of $13,625,995 of gross unrealized appreciation and $0 of gross unrealized depreciation.

The investments in Investment Funds shown above, representing 94.17% of members' capital, have been fair valued in accordance with procedures established by the Board of Directors.


















    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2006
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost, $32,537,028)                  $      46,163,023
Cash                                                                   4,615
Restricted cash                                                      649,712
Receivable for fund investments sold*                              5,231,059
Prepaid expenses                                                      12,351
                                                           ------------------
             Total assets                                         52,060,760
                                                           ------------------
LIABILITIES
Note payable for tender offer                                        649,712
Line of credit payable                                             1,300,000
Incentive fee payable                                                823,343
Management fee payable                                               154,104
Administration fee payable                                            22,970
Line of credit fees payable                                            6,250
Other accrued expenses                                                84,254
                                                           ------------------
          Total liabilities                                        3,040,633
                                                           ------------------
          Net assets                                       $      49,020,127
                                                           ------------------
MEMBERS' CAPITAL
Capital                                                          $35,368,820
Accumulated net investment loss                                   (4,395,422)
Accumulated net realized gain on investments                       4,420,734
Net unrealized appreciation on investments                        13,625,995
                                                           ------------------
          Members' capital                                 $      49,020,127
                                                           ------------------

* A portion of this receivable is held as collateral for the open line of credit, see Note 7.


    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2006
--------------------------------------------------------------------------------


Operating Expenses
Incentive fees                                                     $    823,343
Management fees                                                         599,258
Administration fees                                                     335,197
Member servicing fees                                                   117,214
Professional fees                                                       148,463
Directors' fees and expenses                                             66,094
Line of credit fees                                                      12,500
Printing fees                                                             6,562
Custodian fees                                                            4,696
Registration fees                                                         1,100
Other expenses                                                           38,390
                                                                   -------------
          Total expenses                                              2,152,817
Administration fees waived                                             (241,286)
Member servicing fees waived                                           (117,214)
                                                                   -------------
          Net operating expenses                                      1,794,317
                                                                   -------------
          Net investment loss                                        (1,794,317)
                                                                   -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                      3,213,575
Net change in unrealized appreciation on investments                  5,993,037
                                                                   -------------
          Net realized and unrealized gain on investments             9,206,612
                                                                   -------------
Net increase in members' capital from operating activities         $  7,412,295
                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
------------------------------------------------------------------------------------------------------------------------------------


                                                                MANAGING        LIMITED INTEREST
                                                                 MEMBER              MEMBERS                TOTAL
FOR THE YEAR ENDED MARCH 31, 2005

FROM OPERATING ACTIVITIES
Net investment loss                                          $      (548)         $ (1,144,217)         $  (1,144,765)
Net realized gain on investments                                       -               192,108                192,108
Net change in unrealized appreciation
 on investments                                                     (399)            2,758,997              2,758,598
                                                             -----------          ------------          -------------
          Net increase in members' capital
          from operating activities                                 (947)            1,806,888              1,805,941
                                                             -----------          ------------          -------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                       -             6,862,000              6,862,000
Cost of Interests repurchased                                   (110,935)           (4,313,176)            (4,424,111)
                                                             -----------          ------------          -------------
          Net increase in members' capital
          from capital transactions                             (110,935)            2,548,824              2,437,889
                                                             -----------          ------------          -------------
MEMBERS' CAPITAL
Balance at March 31, 2004                                        111,882            42,306,189             42,418,071
                                                             -----------          ------------          -------------
Balance at March 31, 2005                                    $         -           $46,661,901          $  46,661,901
                                                             -----------          ------------          -------------

FOR THE YEAR ENDED MARCH 31, 2006

FROM OPERATING ACTIVITIES
Net investment loss                                          $         -          $ (1,794,317)         $  (1,794,317)
Net realized gain on investments                                       -             3,213,575              3,213,575
Net change in unrealized appreciation
 on investments                                                        -             5,993,037              5,993,037
                                                             -----------          ------------          -------------
          Net increase in members' capital
          from operating activities                                    -             7,412,295              7,412,295
                                                             -----------          ------------          -------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                       -             1,438,000              1,438,000
Cost of Interests repurchased                                          -            (6,492,069)            (6,492,069)
                                                             -----------          ------------          -------------
          Net decrease in members' capital
          from capital transactions                                    -            (5,054,069)            (5,054,069)
                                                             -----------          ------------          -------------
MEMBERS' CAPITAL
Balance at March 31, 2005                                              -            46,661,901             46,661,901
                                                             -----------          ------------          -------------
Balance at March 31, 2006                                     $        -          $ 49,020,127          $  49,020,127
                                                             -----------          ------------          -------------







    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2006
--------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations                                                        $  7,412,295
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
  Net change in unrealized appreciation on investments                                              (5,993,037)
  Net realized gain on investments                                                                  (3,213,575)
  Purchases of investments                                                                          (6,366,811)
  Proceeds from sale of investments                                                                 11,303,078
  Decrease in prepaid expenses                                                                          13,178
  Increase in restricted cash                                                                         (207,301)
  Increase in incentive fee payable                                                                    622,360
  Increase in management fee payable                                                                     7,232
  Increase in line of credit fees payable                                                                6,250
  Decrease in administration fee payable                                                                  (590)
  Decrease in other accrued expenses                                                                   (33,265)
                                                                                                 --------------
          Net cash provided by operating activities                                                  3,549,814
                                                                                                 --------------

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions                                                                                1,105,000
Capital withdrawals                                                                                 (6,492,069)
Proceeds from line of credit                                                                         1,300,000
Increase in note payable for tender offer                                                              207,301
                                                                                                 --------------
          Net cash used in financing activities                                                     (3,879,768)
                                                                                                 --------------
          Net decrease in cash and cash equivalents                                                   (329,954)

CASH AND CASH EQUIVALENTS
Beginning of year                                                                                      334,569
                                                                                                 --------------
End of year                                                                                      $       4,615
                                                                                                 --------------

SUPPLEMENTAL INFORMATION:
Interest paid on loan facility borrowings*                                                       $           -
                                                                                                 --------------

* See Note 7 in Notes to Financial Statements.







    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------
                                                      YEAR       YEAR         YEAR          YEAR
                                                      ENDED      ENDED        ENDED         ENDED
                                                    MARCH 31,   MARCH 31,    MARCH 31,     MARCH 31,
TOTAL RETURN                                          2006        2005         2004          2003
                                                 ----------   ----------   ----------    ----------
Total return before incentive fee (1)                19.15 %       4.34 %      14.69 %       (1.22)%(4)
Incentive fee                                        (1.91)       (0.43)       (1.34)            -
                                                 ----------   ----------   ----------    ----------
         Total return after incentive fee (1)        17.24 %       3.91 %      13.35 %       (1.22)%(4)
                                                 ----------   ----------   ----------    ----------
Net assets, end of year (000's)                   $ 49,020     $ 46,662     $ 42,418      $ 24,793

RATIOS TO AVERAGE NET ASSETS
Net investment loss ratio
    Net investment loss, before waivers              (4.60)%      (3.24)%      (4.22)%       (4.00)%(3)
    Net investment loss, net of waivers              (3.84)%      (2.49)%      (3.45)%       (3.25)%(3)
Expense ratio before incentive fee
    Operating expenses, before waivers (2)            2.84 %       2.81 %       2.87 %        4.00 %(3)
    Operating expenses, net of waivers (2)            2.08 %       2.06 %       2.10 %        3.25 %(3)
Expense ratio, net of waiver after incentive fee
    Expense ratio, net of waivers                     2.08 %       2.06 %       2.10 %        3.25 %(3)
    Incentive fee                                     1.76 %       0.44 %       1.35 %           - %(3)
        Expense ratio, net of waivers
                                                 ----------   ----------   ----------    ----------
            after incentive fee                       3.84 %       2.50 %       3.45 %        3.25 %(3)
                                                 ----------   ----------   ----------    ----------

Portfolio turnover rate                              13.95 %      23.24 %      32.04 %        0.00 %(4)


 *  Commencement of investment operations.
(1) Total return is calculated for all the limited interest members taken as a whole. An individual limited interest member's return may vary from these returns based on the timing of capital transactions.
(2) Does not include expenses of the Investment Funds in which the Fund invests. The expense ratio
    (expense and incentive fee ratio) is calculated for the limited interest members taken as a whole.
    The computation of such ratios based on the amount of expenses and incentive fee assessed to an individual limited interest member's capital may vary from these ratios based on the timing of capital transactions.
(3) Annualized.
(4) Not annualized.







    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------


 1. ORGANIZATION

    Mercantile Long-Short Manager Fund LLC (the "Fund") is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company.

    The Fund seeks to achieve equity-like capital appreciation while attempting to limit risk through the use of a multi-strategy, multi-manager, diversified investment philosophy. Substantially all of the assets of the Fund will be invested in privately placed investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies. The Fund invests in a portfolio of Investment Funds that have either a low correlation with the equity and fixed income markets, or that, when balanced with other strategies, lower the correlation of the Fund's total performance to the equity and fixed income markets. The asset-based fees of the Investment Managers are generally expected to range from 1% to 3% annually of the net assets under their management and the performance or incentive allocations to the Investment Managers are generally expected to be 20% of net profits annually. The Fund commenced investment operations on December 30, 2002.

    The Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Fund on behalf of the members. At least a majority of the Board is and will be persons who are not "interested persons" (as defined in the 1940 Act) with respect to the Fund.

    Mercantile Capital Advisors, Inc. ("MCA" or the "Managing Member") serves as the investment manager of the Fund subject to the ultimate supervision of and any policies established by the Board, pursuant to the terms of an investment management agreement with the Fund. MCA provides the Fund with ongoing investment guidance, policy direction, and monitoring.

    On August 11, 2005, the Board approved a plan to restructure the Fund as a feeder fund in a master-feeder structure. The plan was approved by the members at a special meeting held on October 7, 2005, and the Fund currently has pending at the Securities and Exchange Commission an amendment to its registration statement to implement the plan. Under the plan, the Fund will transfer all of its investable assets, including its interests in the underlying investment funds (the Fund's "Underlying Investment Funds Portfolio"), to a new master fund; a registered, non-diversified, closed-end investment company that was organized as a Delaware limited liability company on August 4, 2005. After transferring its Underlying Investment Funds Portfolio, the Fund expects to invest substantially all its investable assets in the master fund going forward. The Master Fund will pursue its investment objective by continuing the investment program of the Fund and investing substantially all of its investable assets in pooled investment vehicles (hedge funds) that have a range of investment strategies and that are managed by independent investment managers. There will be no material difference between the investment objective and restrictions of the Master Fund and the current investment objective and restrictions of the Fund. MCA will continue to serve as investment manager of the Fund and will also serve as investment manager of the master fund.

    MCA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. MCA is a wholly owned subsidiary of Mercantile Safe Deposit & Trust Company ("MSD&T") which

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------

    is a wholly owned subsidiary of Mercantile Bankshares Corporation ("MBC"), a financial holding company. At March 31, 2006, MBC had a capital balance in the Fund of $23,143,132.

    Initial and additional subscriptions for limited liability company interests ("Interests") by eligible members are generally accepted at the beginning of each calendar quarter, unless otherwise determined at the discretion of MCA. The Fund reserves the right to reject any subscriptions for Interests in the Fund. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

    The Fund began making offers to repurchase Interests (or portions of them) from members as of December 29, 2003 and anticipates doing so semi-annually thereafter.

2. SIGNIFICANT ACCOUNTING POLICIES

    The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the U.S. The following is a summary of the significant accounting policies followed by the Fund:

    A. PORTFOLIO VALUATION
       The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

       Investments in Investment Funds are presented in the accompanying financial statements at fair value. Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

       Investments in mutual funds are valued at the closing net asset value per share on the date of valuation.

       Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------

    B. INCOME RECOGNITION AND SECURITY TRANSACTIONS
       Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund.

       Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

    C. FUND EXPENSES
       The Fund will bear all expenses incurred in its business. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.

    D. INCOME TAXES
       The Fund intends to be treated as a partnership for federal income tax purposes. Each member is responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements.

    E. DISTRIBUTION POLICY
       The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

    F. CASH AND CASH EQUIVALENTS
       The Fund treats all highly liquid financial instruments with an original maturity of three months or less as cash equivalents.

    G. CAPITAL ACCOUNTS
       Net profits or net losses of the Fund for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members' respective investment percentages of the Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund during a fiscal period, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the members of the Fund, other than in accordance with the members' respective investment percentages.

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------

    H. RESTRICTED CASH
       The Fund holds non-interest bearing restricted cash which serves as collateral for the note payable for tender offer.

    I. USE OF ESTIMATES
       The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires MCA to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. MCA believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

 3. MANAGEMENT FEE, INCENTIVE FEE, RELATED PARTY TRANSACTIONS AND OTHER

    The Fund pays MCA a quarterly management fee at the annual rate of 1.25% of the net asset value of the Fund as of the last day of the quarter including assets attributable to MCA and before giving effect to any repurchases by the Fund. In addition to the management fee, MCA is paid an annual incentive fee, payable at fiscal year-end, equal to 10% of the excess, if any, of the net profits allocated to each member's capital account in excess of any net losses, subject to a loss carryforward amount.

    MCA has entered into an investment advisory agreement with Advantage Advisers Management, LLC (the "Advisor"), to advise the Fund. The Advisor is responsible for providing day-to-day investment management services to the Fund. In consideration for such services, MCA pays the Advisor half of the management and incentive fees earned from the Fund.

    The Fund has also retained MCA to serve as the administrator to the Fund. The Fund pays MCA an administration fee at the annual rate equal to 0.70% of the Fund's month end net assets, including assets attributable to MCA and before giving effect to any repurchases by the Fund. MCA currently has voluntarily agreed to limit the annual administration fee payable by the Fund to 0.20% of the Fund's net assets. MCA may terminate this voluntary limit at any time without notice to members. MCA has engaged SEI Investments Global Fund Services ("SEI") to serve as the Fund's sub-administrator. SEI provides administrative, accounting, and investor services to the Fund as well as serving in the capacity of transfer and distribution disbursing agent for the Fund. As compensation for services provided, MCA pays SEI a fee pursuant to a written agreement between MCA and SEI.

    Until November 18, 2005, the Fund had a Member Servicing Agreement with MCA, whereby MCA would perform or enter into service arrangements pursuant to which an investor service provider, such as an investment adviser or other financial intermediaries ("Member Service Providers"), perform investor services for its customers who are members of the Fund. Under the Member Servicing Agreement, the Fund would pay a fee monthly at an annualized rate of up to 0.25% of the net asset value of the Fund to reimburse MCA for such services or payments made to Member Service Providers. During the period April 1, 2005 to November 18, 2005, MCA waived all member servicing fees.

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
--------------------------------------------------------------------------------
    SEI Private Trust Company acts as custodian (the "Custodian") for the
    Fund's assets. In consideration for such services, the Fund pays the Custodian a monthly fee based on month-end net assets, at an annual rate of up to 0.01%.

    Each Board member receives an annual retainer of $6,500 plus a fee for each meeting attended. The chairman of the Board also receives an additional annual fee of $3,333. The Fund also reimburses the Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Fund for the year ended March 31, 2006 were $66,094.

 4. CONCENTRATION OF RISK

    The Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value.

    Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

    In the normal course of business the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

 5. INVESTMENT TRANSACTIONS

    For the year ended March 31, 2006, purchases and sales of investments (excluding short-term securities) were $6,366,811 and $16,093,358, respectively.

6.  TENDER OFFERS

    On March 1, 2005, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 5% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value as of June 30, 2005. Tenders in the amounts of $313,135 and $4,100,000 were received and accepted by the Fund from other limited interest members and MBC, respectively. The Fund paid the initial payment on July 29, 2005 in the amount of $3,972,117; the remaining amount will be paid promptly after completion of the Fund's March 31, 2006 year end audit. These amounts are disclosed on the statement of assets and liabilities as note payable for tender offer.

    On September 1, 2005, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 5% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at December 31, 2005. Tenders in the amount of $1,045,000 and $1,033,934 were received and accepted by the Fund from MBC and other limited members, respectively. The Fund paid the initial payment on February 2, 2006 in the amount of $1,879,668; the remaining amount will be paid promptly after completion of the Fund's March 31, 2006 year end audit. These amounts are disclosed on the statement of assets and liabilities as note payable for tender offer.

    On March 1, 2006, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 5% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2006. Tenders with an estimated value in the amount of $811,194.08 were received and accepted by the Fund from limited members. A Promissory Note has been issued by the Fund entitling the members to an initial payment within 30 days after June 30, 2006; the remaining amount will be paid promptly after completion of the Fund's March 31, 2007 year end audit.

 7.  LINE OF CREDIT

     The Fund has established a line of credit with Boston Private Bank & Trust Company, ("Boston Private"). The line of credit may be accessed by the Fund to purchase portfolio securities, to meet repurchase requests, and for cash management purposes. The Fund may borrow the lesser of 10% of its net assets or $5 million. The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined by the 1940 Act) of less than 300% with respect to indebtedness. Borrowings under the line of credit bear interest at a variable rate equal to the Boston Private lending rate plus one percent. The Fund will pay a facility fee to Boston Private equal to one quarter of one percent of the amount of the facility. During the year ended March 31, 2006, the Fund had borrowings of $1,300,000 over a period of 63 days with an interest rate of 8.75%. At March 31, 2006, the Fund had $1,300,000 in borrowings outstanding.

8.   CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

     In August 2005, the Board selected Deloitte & Touche LLP (Deloitte & Touche) to serve as the Fund's independent registered public accounting firm for the Fund's fiscal year ending March 31, 2006. The decision to select Deloitte & Touche was approved by the members in October 2005. The selection of Deloitte & Touche does not reflect any disagreements with or dissatisfaction by the Fund or the Board with the performance of the Fund's prior auditor. For more information see the Report of Special Meeting of Members on the following pages.

MERCANTILE LONG-SHORT MANAGER FUND LLC
LIQUIDITY OF INVESTMENT FUNDS (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------



The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to one year from initial investment.

INVESTMENT FUNDS                                                  LIQUIDITY
  Artis Technology Qualified 2X, L.P.                             Quarterly
  Basswood Financial Partners, L.P.                               Quarterly
  Centaurus Alpha Fund, L.P.                                       Monthly
  Cipher Composite Fund L.P.                                       Monthly
  D(3) Fund, L.L.C., Series A                                     Quarterly
  Eden Capital Partners                                         Semi-Annually
  Horseman Global Fund, L.P.                                       Monthly
  Kingdon Associates, L.P.                                        Quarterly
  Newcastle Partners, L.P.                                        Quarterly
  North Sound Legacy Institutional Fund, L.L.C.                   Quarterly
  Peak Select Partners L.P.                                        Monthly
  TCS Capital II, L.P.                                            Quarterly
  Wynnefield Partners Small Cap Value, L.P.                       Quarterly

MERCANTILE LONG-SHORT MANAGER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2006
------------------------------------------------------------------------------------------------------------------------------


The business and affairs of the Fund are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Fund's Limited Liability Company Agreement. Information pertaining to the Directors and officers of the Fund is set forth below. Directors who are deemed to be "interested persons" (as defined in the 1940 Act) of the Fund are referred to as "Interested Directors." Each Director serves for an indefinite term until either (1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Fund's Limited Liability Agreement. Directors who are not deemed to be "interested persons" of the Fund are referred to as "Independent Directors." The address of each Director and officer is c/o Mercantile Long-Short Manager Fund
LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.


INDEPENDENT DIRECTORS
------------------------------- ---------------- ----------- ----------------------------- -----------------------------------
NAME AND AGE                    POSITION(S)      LENGTH OF   PRINCIPAL OCCUPATION(S)       OTHER DIRECTORSHIPS HELD BY
                                HELD WITH FUND   TIME        DURING PAST 5 YEARS           DIRECTOR
                                                 SERVED
------------------------------- ---------------- ----------- ----------------------------- -----------------------------------
L. White Matthews, III          Director         Since 2003  Retired since 2001;           Mercantile Alternative Strategies
Age: 59                                                      Chairman, Ceridian            Fund LLC, Mercantile Absolute
                                                             Corporation, 2006 to          Return Fund LLC, Mercantile
                                                             present; Director,            Funds, Inc. (15 portfolios);
                                                             Executive Vice President      Director, Matrixx Initiatives,
                                                             and Chief Financial           Inc. pharmaceuticals); Imation
                                                             Officer, Ecolab, Inc.         Corp. (data storage products);
                                                             (cleaning products and        Montague Neshell Corp.;
                                                             services) 1999-2001.          Cerilison Corp.
------------------------------- ---------------- ----------- ----------------------------- -----------------------------------
Edward D. Miller                Director         Since 2002  Dean and Chief Executive      Mercantile Alternative Strategies
Age: 63                                                      Officer, Johns Hopkins        Fund LLC, Mercantile Absolute
                                                             Medicine. January             Return Fund LLC, Mercantile
                                                             1997 to present.              Funds, Inc. (15 portfolios);
                                                                                           Bradmer Pharmaceuticals Inc.
                                                                                           (pharmaceuticals).
------------------------------- ---------------- ----------- ----------------------------- -----------------------------------
John R. Murphy                  Director and     Since 2002  Vice Chairman, National       Mercantile Alternative Strategies
Age: 72                         Chairman of                  Geographic Society.           Fund LLC, Mercantile Absolute
                                the Board                                                  Return Fund LLC, Mercantile
                                                                                           Funds, Inc. (15 portfolios).
                                                                                           Omnicom Group, Inc. (media and
                                                                                           marketing services).
------------------------------- ---------------- ----------- ----------------------------- -----------------------------------
Thomas L. Owsley                Director         Since 2005  Retired since August 2004;    Mercantile Alternative Strategies
Age: 65                                                      President, Chief Executive    Fund LLC, Mercantile Absolute
                                                             Officer and Chief Operating   Return Fund LLC, Mercantile
                                                             Officer, Crown Central        Funds, Inc. (15 portfolios);
                                                             Petroleum Corporation 2003    Telos Corporation (government
                                                             to August 2004: Senior Vice   contracts).
                                                             President, General Counsel
                                                             and Corporate Secretary
                                                             2001 to 2003: Senior Vice
                                                             President and Chief Legal
                                                             Officer 1998 to 2001.
------------------------------- ---------------- ----------- ----------------------------- -----------------------------------

MERCANTILE LONG-SHORT MANAGER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2006
------------------------------------------------------------------------------------------------------------------------------

------------------------------- ---------------- ----------- ----------------------------- -----------------------------------
NAME AND AGE                    POSITION(S)      LENGTH OF   PRINCIPAL OCCUPATION(S)       OTHER DIRECTORSHIPS HELD BY
                                HELD WITH FUND   TIME        DURING PAST 5 YEARS           DIRECTOR
                                                 SERVED
------------------------------- ---------------- ----------- ----------------------------- -----------------------------------
George R. Packard, III          Director         Since 2002  President, U.S. Japan         Mercantile Alternative Strategies
Age: 73                                                      Foundation, July 1998 to      Fund LLC, Mercantile Absolute
                                                             present.                      Return Fund LLC, Mercantile Funds,
                                                                                           Inc. (15 portfolios).
------------------------------- ---------------- ----------- ----------------------------- -----------------------------------

INTERESTED DIRECTOR
------------------------------- ---------------- ----------- ----------------------------- -----------------------------------
NAME AND AGE                    POSITION         LENGTH OF   PRINCIPAL OCCUPATION DURING   OTHER DIRECTORSHIPS HELD BY
                                HELD WITH FUND   TIME        PAST 5 YEARS                  DIRECTOR
                                                 SERVED
------------------------------- ---------------- ----------- ----------------------------- -----------------------------------
Decatur H. Miller ((1))         Director         Since 2002  Retired.                      Mercantile Alternative Strategies
Age: 73                                                                                    Fund LLC, Mercantile Absolute
                                                                                           Return Fund LLC, Mercantile
                                                                                           Funds, Inc. (15 portfolios).
------------------------------- ---------------- ----------- ----------------------------- -----------------------------------

(1) Mr. Miller is an "interested person" of the Fund because he is a co-trustee of a trust for which MSD&T, the parent company of MCA, is also a co-trustee.

OFFICERS OF THE FUND
Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
The following table sets forth certain information about the Fund's officers who are not Directors.

MERCANTILE LONG-SHORT MANAGER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2006
---------------------------------------------------------------------------------------------------------------------


--------------------- ----------------- ---------- ------------------------------------------------------------------
                                        LENGTH OF
                       POSITION HELD      TIME                          PRINCIPAL OCCUPATION(S)
NAME AND AGE             WITH FUND       SERVED                         DURING PAST 5 YEARS
--------------------- ----------------- ---------- ------------------------------------------------------------------
Kevin A. McCreadie      President         Since     Executive Vice President of the Fund from 2003 to March 2004.
Age: 45                                   2004      President, MCA since 2004; Chief Investment Officer, MCA and
                                                    MSD&T since 2002; Partner, Brown Investment Advisory & Trust
                                                    Company from 1999 to 2002.
--------------------- ----------------- ---------- ------------------------------------------------------------------
Edward J. Veilleux      Assistant Vice    Since     President, EJV Financial Services (consulting) since 2002;
Age: 62                 President and     2004      Director, Deutsche Asset Management ("DeAM") from 1987 to 2002.
                        Chief
                        Compliance
                        Officer
--------------------- ----------------- ---------- ------------------------------------------------------------------
Scott J. Liotta         Treasurer         Since     Vice President, MSD&T since 2003 and MCA since 2005; Vice
Age: 41                                   2005      President, ProFund Advisors LLC from 1999 to 2002.
--------------------- ----------------- ---------- ------------------------------------------------------------------
Jennifer E. Vollmer     Secretary         Since     Vice President, MCA and MSD&T since 2001; Associate, DeAM from
Age: 34                                   2002      1999 to 2001.
--------------------- ----------------- ---------- ------------------------------------------------------------------
Savonne L. Ferguson     Assistant         Since     Assistant Vice President, MCA and MSD&T since 2002; DeAM
Age: 32                 Secretary         2004      Associate (2002) from 1999 to 2002.
--------------------- ----------------- ---------- ------------------------------------------------------------------

                                                              24

MERCANTILE LONG-SHORT MANAGER FUND LLC
REPORT OF SPECIAL MEETING OF MEMBERS (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------

Below are the results from a Special Meeting of Members held October 7, 2005.

PROPOSAL NO. 1 - The election of a Board of six (6) Directors of the Company.

           o 89.29% of ownership interests of the Company voted for the proposal, 0% of ownership interests voted against and 0% of ownership interests abstained from voting.

PROPOSAL NO. 2 - The approval of the conversion of the Company into a feeder fund as part of the proposed master-feeder structure and the modification of the fundamental investment restrictions and investment objective of the Company to permit the implementation of the proposed master-feeder structure.

           o 89.29% of ownership interests of the Company voted for the proposal, 0% of ownership interests voted against and 0% of ownership interests abstained from voting.

PROPOSAL NO. 3 - The approval of the reclassification of the investment objective of the Company as non-fundamental.

           o 89.29% of ownership interests of the Company voted for the proposal, 0% of ownership interests voted against and 0% of ownership interests abstained from voting.

PROPOSAL NO. 4 - The approval of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company.

           o 89.29% of ownership interests of the Company voted for the proposal, 0% of ownership interests voted against and 0% of ownership interests abstained from voting.

MERCANTILE LONG-SHORT MANAGER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------


BOARD APPROVAL INVESTMENT MANAGEMENT AGREEMENT

At a meeting held on November 17, 2005, the Board of Directors, including all of the Independent Directors, unanimously approved the continuation of the Fund's Investment Management Agreement with MCA for an additional one-year period. In addition, the Directors of the Fund approved an amended investment management agreement between MCA and the Fund and the Directors of the Mercantile Long-Short Manager Master Fund LLC (the "Master Fund"), who are also Directors of the Fund, approved an investment management agreement between MCA and the Master Fund (the "Master Fund Investment Management Agreement"), both of which were to take effect as of the date of the commencement of the master-feeder structure that was approved at a special meeting of the Members of the Fund on October 7, 2005. (The Fund's Investment Management Agreement, its amended investment management agreement and the Master Fund Investment Management Agreement are collectively referred to herein as the "Investment Management Agreements"). In voting to approve each of the Investment Management Agreements, the Directors considered whether such approval would be in the best interests of the Fund and its Members, an evaluation based primarily on the nature and quality of the services provided by MCA and the overall fairness of the Investment Management Agreements. Based on their evaluation of all material factors, including those described below, the Directors concluded that the terms of the Investment Management Agreements were reasonable and fair and in the best interests of the Fund and it's Members.

In connection with such approval, the Directors considered, with the assistance of their independent legal counsel, their legal responsibilities and reviewed materials received from MCA. The materials were requested by counsel to the Directors, who is independent of MCA, on behalf of the Directors and contained specific information to assist the Directors in their consideration of the Investment Management Agreements. The Directors carefully evaluated these materials with the management of MCA and the Fund, and were advised by counsel to the Fund and independent counsel to the Directors with respect to their deliberations. The Directors also reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the approval of the Investment Management Agreements. The Directors also discussed approval of the Investment Management Agreements in an executive session with counsel to the Fund and independent counsel to the Directors, at which no representatives of MCA were present.

In reaching their determination to approve each of the Investment Management Agreements, the Directors considered all of the factors they believed to be relevant, including: (1) the nature, extent and quality of services rendered or to be rendered by MCA; (2) the Management Fee, the Incentive Fee and the total expense ratios of the Fund and the Master Fund compared to other registered funds of hedge funds, including the expense limitations provided in the Expense Limitation Agreement; (3) a report showing the annual performance of the Fund compared to relevant market indices; (4) a report on MCA's profitability related to providing investment management services to the Fund prior to the Fund's reorganization into a master-feeder structure, after taking into account (i) the Management Fee, the Incentive Fee, the Administrative Fee and any other benefits realized by MCA or any of its affiliates as a result of its role as investment manager to the Fund and (ii) the direct and indirect expenses incurred by MCA in providing such investment management services to the Fund; (5) information about fees charged by MCA to other comparable clients; and (6) the extent to which economies of scale would be realized under the master-feeder structure and whether fee levels reflect these economies of scale for the benefit of Members. The Directors also considered that as a result of the master-feeder restructuring, the amended investment advisory agreement for the Fund would bifurcate the fees paid to MCA since MCA would be providing

MERCANTILE LONG-SHORT MANAGER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------


investment management services to the Master Fund and that the Management Fee would be calculated based on the Master Fund's net assets and paid by the Master Fundwhile the Incentive Fee would be calculated based on Members' net profits and paid by the Fund.

In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and it is presumed that each Director attributed different weights to the various factors.

The Directors considered the nature, extent and quality of investment management services to be provided by MCA under the Investment Management Agreements. The Investment Management Agreements authorize MCA to employ investment advisers to assist in the performance of any or all of the investment management services to the Master Fund under MCA's supervision, provided that any compensation payable to an investment adviser shall be paid by MCA. MCA also provides the Fund, and is to continue to provide the Fund and the Master Fund, with office space, administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Fund or the Master Fund) and executive and other personnel as are necessary for their respective operations. The Directors also considered MCA's compliance program and the enhancements made in light of new regulatory requirements. The Directors noted that the services provided, and to be provided by MCA draw on, and benefit from, the resources of the larger organization of MCA's direct parent company, MSD&T. The Directors considered MCA's procedures for monitoring the investment activities of the investment adviser. Based on this review, the Directors concluded that MCA had the capabilities, resources and personnel necessary to act as the investment manager.

The Directors considered the Management Fee and Incentive Fee as well as the current and expected total expense ratios of the Fund and the Master Fund in comparison to the fees and expenses of the peer group of investment companies similar to the Fund provided by MCA from publicly available sources. The Directors recognized that it is difficult to make comparisons of investment management fees because of variations in the services that are included in the fees paid by peer investment companies. The Directors also considered that MCA had agreed to enter into an Expense Limitation Agreement with the Fund as a result of the master-feeder restructuring, which would become effective upon the operational date of the restructuring. The Directors noted that the Fund's assets have not yet grown to the point where it would be necessary to reassess the extent to which further economies of scale could be realized with respect to the Fund or the Master Fund. In addition, the Directors considered that Mercantile does not provide advisory services to other accounts with similar investment objectives, but does provide services to accounts with the same fund of funds investment structure. Based upon their review, the Directors concluded that the Management Fee and Incentive Fee were fair and reasonable.

The Directors also considered the annual returns of the Fund since inception through September 30, 2005, the calendar years 2003 and 2004, and the year-to-date through September 30, 2005 in comparison to relevant market indices and standard deviation (which reflects the overall risk of the Fund's portfolio). The comparative information showed that the Fund outperformed the annual returns of the HFRX Equity Hedge Index since inception, for the calendar year 2004 and for the year-to-date through September 30, 2005. The Directors concluded that the Fund's performance was satisfactory. In addition to the performance information received by the Directors for the November 17, 2005 meeting, the Directors routinely receive detailed performance information with respect to the Fund at other regular Board meetings.

The Directors also considered the costs to MCA in providing services to the Fund and MCA's profitability from its overall association with the Fund. At the request of the Directors, MCA provided information concerning the profitability of MCA's investment management activities from January 1, 2005 to

MERCANTILE LONG-SHORT MANAGER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------


September 30, 2005 and the most recent audited financial statement of its parent company, MBC. The information considered by the Directors included MCA's operating profit margin with respect to services provided to the Fund. The Directors reviewed the methods of cost allocation used by MCA in preparing the profitability data. MCA believes that the methods of allocation used were reasonable, but noted the limitations inherent in allocating costs to multiple products served by an organization such as MCA where each product draws on, and benefits from, the research and other resources of a large organization. The Directors recognized the difficulty in making comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular investment manager, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the investment manager's capital structure and cost of capital. The Directors recognized that MCA should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides and, based on their review, concluded that MCA's level of profitability from its relationship with the Fund was not excessive.

The Directors concluded that based on the services that MCA provides to the Fund and is expected to provide to the Master Fund under the Investment Management Agreements and the expenses incurred by MCA in the performance of such services, the compensation to be paid to MCA was fair and reasonable. The Directors concluded that the overall arrangements between the Fund, Master Fund and MCA, as provided in the Investment Management Agreements, are fair and reasonable in light of the services performed, expenses incurred and other such relevant factors.

MERCANTILE LONG-SHORT MANAGER FUND LLC
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2006
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-551-2145; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

INVESTMENT MANAGER AND ADMINISTRATOR
Mercantile Capital Advisors, Inc.
Two Hopkins Plaza
Baltimore, Maryland 21201

SUB-ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

LEGAL COUNSEL
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

This report is for members' information only.

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is L. White Matthews, III. L. White Matthews, III is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers, LLP ("PwC") related to the registrant.

PwC billed the registrant aggregate fees for services rendered to the registrant for the fiscal year 2005:



------------------ -----------------------------------------------------
                                        FISCAL 2005
------------------ -----------------------------------------------------
                   All fees and      All fees and      All other fees
                   services to the   services to       and services
                   Fund that were    service           to service
                   pre-approved      affiliates        affiliates that
                                     that were         did not require
                                     pre-approved      pre-approval
------- ---------- ----------------- ----------------- -----------------
(a)     Audit          $43,700             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- -----------------
(b)     Audit-
        Related          N/A               N/A               N/A
        Fees
------- ---------- ----------------- ----------------- -----------------
(c)     Tax            $33,333             N/A               N/A
        Fees

------- ---------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A
        Other
        Fees

------- ---------- ----------------- ----------------- -----------------

Notes:
   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.


Fees billed by Deloitte & Touche, LLP ("D&T") related to the registrant.

D&T billed the registrant aggregate fees for services rendered to the registrant for the fiscal year 2006:

------------------ -----------------------------------------------------
                                       FISCAL 2006
------------------ -----------------------------------------------------
                   All fees and      All fees and      All other fees
                   services to the   services to       and services to
                   Fund that were    service           service
                   pre-approved      affiliates        affiliates that
                                     that were         did not require
                                     pre-approved      pre-approval
------- ---------- ----------------- ----------------- -----------------
(a)     Audit          $43,333             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- -----------------
(b)     Audit-
        Related          N/A               N/A               N/A
        Fees
------- ---------- ----------------- ----------------- -----------------
(c)     Tax            $35,000             N/A               N/A
        Fees

------- ---------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A
        Other
        Fees

------- ---------- ----------------- ----------------- -----------------

Notes:
   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)    Not Applicable.

(e)(2)(a) Percentage of fees billed (by PwC) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- -----------------
                                               FISCAL 2005
                ---------------------------- -----------------
                Audit-Related Fees                  0%

                ---------------------------- -----------------
                Tax Fees                            0%

                ---------------------------- -----------------
                All Other Fees                      0%

                ---------------------------- -----------------

(e)(2)(b) Percentage of fees billed (by D&T) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- -----------------
                                               FISCAL 2006
                ---------------------------- -----------------
                Audit-Related Fees                  0%

                ---------------------------- -----------------
                Tax Fees                            0%

                ---------------------------- -----------------
                All Other Fees                      0%

                ---------------------------- -----------------

(f)       Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by PwC for the fiscal year 2005 were $0.

(g)(2) The aggregate non-audit fees and services billed by D&T for the fiscal year 2006 were $0.

(h)       Not Applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors has delegated the responsibility for voting proxies relating to securities held by the registrant to the investment manager, Mercantile Capital Advisors, Inc. ("MCA"), as a part of the general management of each Company, subject to the Board's continuing oversight. The voting of proxies is an integral part of the investment management services that the Investment Manager provides pursuant to the advisory contract. MCA is permitted to and has further delegated the responsibility for voting proxies to the registrant's investment adviser retained to provide investment advisory services to the registrant.

Procedures of the investment adviser are included as Exhibit C to this Form.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES


(a)(1)    Portfolio Managers
     Advantage Advisers Management, L.L.C. is the investment adviser of the Master Fund. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser's offices are located at 200 Park Avenue, 24th Floor, New York, NY 10166, and its telephone number is (212) 667-4225.

     The Adviser was formed as a Delaware limited liability company in October 1997. The Adviser is part of the Alternative Investments Group of Oppenheimer Asset Management Inc., an affiliate of Oppenheimer & Co. Inc. Oppenheimer's Alternative Investments Group provides high net worth and institutional investors with a wide range of non-traditional investment strategies and services, and currently provides clients access to alternative investment programs through its consulting services, managed account capabilities and numerous proprietary strategies.

     Oppenheimer Asset Management Inc. is the managing member of (and therefore controls) the Adviser and oversees the Adviser's provision of investment advisory services to the Master Fund. The interest of Oppenheimer Asset Management Inc. in the Adviser as it relates to the Adviser's business of providing services to the Master Fund, is represented by a separate series of interests in the Adviser relating specifically to that business. Pursuant to applicable law, the debts, liabilities and obligations of the Adviser related to that series of interests are enforceable against the assets of that series only, and not against the assets of any other series or of the Adviser generally. Similarly, the debts, liabilities and obligations of the Adviser relating to any other series of interests are not enforceable against the assets of the series relating to the Master Fund. Other series of interests in the Adviser represent interests in other business activities of the Adviser.

Oppenheimer Asset Management Inc. is a registered investment adviser with the SEC under the Advisers Act. Its affiliate, Oppenheimer & Co. Inc., is a member of the New York Stock Exchange and other principal securities exchanges. As a registered broker-dealer, Oppenheimer & Co. Inc. is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports with the SEC. Oppenheimer & Co. Inc. also is registered as an investment adviser with the SEC.

     The day-to-day management of the Master Fund's portfolio will be the responsibility of Patrick Kane, Tom Robinson and Peter Amendolair.

     PATRICK KANE, Managing Director, joined the Adviser in 2001 and is primarily responsible for managing the Master Fund's portfolio. He was, until his promotion in September 2004 to Managing Director for the Alternative Investments Group of the Asset Management Division of Oppenheimer & Co. Inc. ("Opco"), a Senior Hedge Fund Due Diligence Analyst and Portfolio Manager for the fund of funds products at Opco. Mr. Kane has worked in the hedge fund industry since 1989. Before joining Opco's predecessor, CIBC World Markets Corp., in 2001, Mr. Kane worked for Dunbar Capital Management, a boutique hedge fund of funds manager. At Dunbar, he was a member of the Investment Committee, and conducted due diligence for their funds of funds. Mr. Kane previously worked for Brandywine Asset Management (1991-1999), a hedge fund manager in Thornton, PA. At Brandywine, he was the Director of Trading, responsible for all trading on the managed futures and statistical arbitrage market-neutral equity hedge funds. Before that, he worked for Tricon Investments (1989-1991), a managed futures firm in Somerset, NJ. Mr. Kane has served on the Trading and Markets Committee for the Managed Funds Association and has spoken at various hedge fund conferences. He holds NASD Series 24, 7 and 3 licenses. Mr. Kane holds a B.S. from the University of Scranton.

     TOM ROBINSON, President, Oppenheimer Asset Management, Inc., joined the Adviser in 2003 and assists with due diligence and portfolio operations. He has been in the investment industry since 1971. Prior to joining Oppenheimer Asset Management Inc. in April 2003, Mr. Robinson was Chief Investment Officer of Oppenheimer Investment Advisers at CIBC World Markets Corp. since August 2001. Before joining CIBC World Markets Corp., Mr. Robinson was employed at Merrill Lynch where he was a Senior Portfolio Manager responsible for managing eight mutual funds. Additionally, with Merrill Lynch Asset Management, he held the position of Chief International Investment Strategist responsible for the firm's views on global asset allocations. Mr. Robinson also held the position of Chief International Economist, Merrill Lynch's primary spokesperson and forecaster for all international economic matters. Prior to Merrill Lynch, Mr. Robinson held positions at the American Council of Life Insurance where he was a Senior Economist and at the Bureau of Economic Analysis United States Department of Commerce where he was an Economist with the Current Business Analysis Division. Mr. Robinson was a Professorial Lecturer in Economics at the George Washington University. Mr. Robinson holds a Ph.D. in Economics and a B.A. from the George Washington University. He is also a non-degree graduate of the University of Aberdeen, Scotland.

     PETER AMENDOLAIR, Managing Director, Director Oppenheimer Consulting Group, joined the Adviser in 2003. Mr. Amendolair has been in the financial services industry since 1977. Prior to joining the Adviser, Mr. Amendolair was employed at Merrill Lynch where he was a First Vice President, Senior Director, and Chief Investment Officer of the Managed Asset Group. In that capacity, he directed the investment function of the fee-based managed money programs, which included manager due diligence and the discretionary management of client mutual fund portfolios. Mr. Amendolair was also responsible for the marketing, operations and administrative functions of various fee-based programs. He was a spokesperson for the Managed Asset Group in dealings with money managers and regulatory agencies. Prior to Merrill Lynch, Mr. Amendolair held positions at The Mennen Company where he was responsible for the investment management of corporate shareholder assets. Mr. Amendolair also served on the Board of Directors of the Money Management Institute. Mr. Amendolair holds an M.B.A. from Farleigh Dickinson University and a B.S. from Rutgers University.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers are compensated through base salary and a discretionary bonus based upon the overall performance of Oppenheimer Asset Management Inc.'s (the Adviser's parent company) operations for a given year. Portfolio manager compensation is not tied directly to the performance or the value of the assets of the Master Fund or any other account managed by the Adviser. Oppenheimer & Co. Inc., an affiliate of the Adviser, pays the portfolio managers' compensation in cash.

     For its services to the Master Fund, the Adviser receives one-half of the Incentive Fee from the Manager, see "Incentive Fee." The Adviser receives performance-based fees from the other accounts it manages.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

     The following table provides information relating to other accounts managed by the portfolio managers who manage day-to-day the Master Fund's portfolio.

                                                           NUMBER OF
                                                           ACCOUNTS                          TOTAL ASSETS
                                           NUMBER OF     MANAGED WITH                        MANAGED WITH
                                           ACCOUNTS    PERFORMANCE-BASED                   PERFORMANCE-BASED
                                           MANAGED       ADVISORY FEES     TOTAL ASSETS      ADVISORY FEES
----------------------------------------- ----------- ------------------- -------------- ---------------------
PATRICK KANE
   Registered investment companies..             1             1          $124,176,081      $124,176,081
   Other pooled investment vehicles.             1             1          $ 36,782,909      $ 36,782,909
   Other accounts...................             0             0          $          0      $          0
TOM ROBINSON
   Registered investment companies..             1             1          $124,176,081      $124,176,081
   Other pooled investment vehicles.             1             1          $ 36,782,909      $ 36,782,909
   Other accounts...................             0             0          $          0      $          0
PETER AMENDOLAIR
  Registered investment companies...             1             1          $124,176,081      $124,176,081
  Other pooled investment vehicles..             1             1          $ 36,782,909      $ 36,782,909
  Other accounts....................             0             0          $          0      $          0

     Investment advisers that are affiliated with the Adviser ("Adviser Affiliates") provide investment advisory services to various investment funds, including registered investment companies, other than the Master Fund. These funds may be managed by unaffiliated investment advisers ("Unaffiliated Advisers") retained by the Adviser Affiliates to act as sub-advisers or by personnel of the Unaffiliated Advisers.

     Certain conflicts of interest may arise because the Adviser, the Adviser Affiliates and the Unaffiliated Advisers and their personnel may engage in investment management activities for their own accounts and the accounts of others in which the Master Fund has no interest. This may create actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Master Fund. The Adviser may invest the assets of the Master Fund in Investment Funds managed by Unaffiliated Advisers (but which Investment Funds are not affiliated with the Adviser) when the Adviser believes such investment to be appropriate and consistent with the investment objective and policies of the Master Fund.

     There may be instances of potential conflicts of interests where a purchase of, or withdrawal from, a particular Investment Fund is limited as to the amount and several funds managed by the Adviser want to invest or redeem and cannot do so to the full amount they would want. In such cases, the Adviser does a PRO RATA allocation based on the assets of each fund that is participating in the purchase or withdrawal.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER

     As of March 31, 2006, no portfolio manager was the beneficial owner of any securities in the Fund or the Master Fund.

                          INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement among the Manager, the Adviser and the Master Fund (the "Advisory Agreement") provides that the Adviser is responsible, subject to the supervision of the Manager and the Master Fund's Board, for formulating a continuing investment program for the Master Fund. The Adviser makes all decisions regarding the Master Fund's purchases and withdrawals of interests in Investment Funds. The Adviser does not provide separate investment advisory services to the Fund. However, the Fund, as an investor in the Master Fund, benefits from the services that the Adviser provides to the Master Fund.

     The Advisory Agreement became effective as of May 31, 2006, and will continue in effect from year to year if the continuance is approved annually by
(i) the vote of a majority of the Master Fund's Independent Directors cast in person at a meeting called for the purpose of voting on the approval and (ii) the Master Fund's Board or the vote of a majority of the outstanding voting securities of the Master Fund.

     The Advisory Agreement may be terminated (i) by the Manager at any time, without the payment of any penalty, (ii) by the Manager's recommendation to, and by a vote of a majority of, the Master Fund's Board or by vote of a majority of the outstanding voting securities of the Master Fund on 60 days' written notice to the Adviser or (iii) by the Adviser at any time, without the payment of any penalty, on 60 days' prior written notice to the Manager. The Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act.

     To the extent the Fund, as an investor in the Master Fund, votes on the approval or termination of the Advisory Agreement, the Fund will seek voting instructions from Members and will vote its interest in the Master Fund proportionately in accordance with the votes cast by Members.

     The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence, the Adviser will not be liable to the Master Fund or its members for any error of judgment, for any mistake of law or for any other act or omission in connection with the performance of services to the Master Fund. The Adviser does not represent that any level of performance will be achieved. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Master Fund of the Adviser, or any officer, director, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person's willful malfeasance, bad faith or gross negligence of duty.

     Pursuant to the terms of the Advisory Agreement, the Adviser receives, as compensation for its services, one-half of the Management Fee and the Incentive Fee payable to the Manager.

     Prior to the Fund's reorganization into a master-feeder structure and execution of the Advisory Agreement with the Manager and the Master Fund, the Adviser served as an investment adviser to the Fund pursuant to an investment advisory agreement among the Adviser, the Manager and the Fund (the "Former Advisory Agreement"), and was responsible, subject to the supervision of the Manager and the Board, for formulating the Fund's investment program. In the master-feeder structure, the Fund's assets consisting of interests in Investment Funds and, consequently, the portfolio management function are transferred to the Master Fund and, as a result, the Former Advisory Agreement was terminated, and the Adviser, the Manager and the Master Fund entered into the Advisory Agreement. The Advisory Agreement is identical in substance to the Former Advisory Agreement.

     For a discussion of the basis of the Master Fund's Board's approval of the Advisory Agreement, please see the Fund's semi-annual shareholder report for the period ended September 30, 2006.

COMPENSATION PAID BY THE FUND TO THE ADVISER

     Prior to the Fund's reorganization into a master-feeder structure and entering into the Advisory Agreement with the Master Fund, the Adviser was responsible, subject to the supervision of the Manager and the Board, for formulating the Fund's investment program. In consideration for its services, the Adviser received the following total fees for the periods indicated:

            FISCAL YEAR ENDED MARCH 31,                         FEES
            ---------------------------                         ----
                      2006                                   $ 711,301
                      2005                                   $ 391,697
                      2004                                   $ 483,600

--------------------------------------------------------------------------------
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The submission of matters to a vote of security holders is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

(c) Proxy voting procedures


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              Mercantile Long-Short Manager Fund LLC

                                          /s/ Kevin A. McCreadie
By (Signature and Title)*                 ----------------------------
                                          Kevin A. McCreadie
                                          Chief Executive Officer
Date: May 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                          /s/ Kevin A. McCreadie
By (Signature and Title)*                 ----------------------------
                                          Kevin A. McCreadie
                                          Chief Executive Officer
Date: May 22, 2006

                                          /s/ Scott J. Liotta
By (Signature and Title)*                 ----------------------------
                                          Scott J. Liotta
                                          Chief Financial Officer
Date: May 22, 2006
* Print the name and title of each signing officer under his or her signature.